UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2008

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 24, 2008, CSX Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters named therein (the “Underwriters”) for the public offering of $600,000,000 aggregate principal amount of the Company’s 6.250% Notes due 2015 (the “2015 Notes”) and $400,000,000 aggregate principal amount of the Company's 7.450% Notes due 2038 (the “2038 Notes” and, together with the 2015 Notes, the “Notes”). The Notes were issued pursuant to an indenture, dated as of August 1, 1990, between the Company and The Bank of New York Trust Company, N.A., successor to JPMorgan Chase Bank, N.A., formerly The Chase Manhattan Bank, as trustee, as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997, a Third Supplemental Indenture dated as of April 22, 1998, a Fourth Supplemental Indenture dated as of October 30, 2001, a Fifth Supplemental Indenture dated as of October 27, 2003, a Sixth Supplemental Indenture dated as of September 23, 2004, and a Seventh Supplemental Indenture dated as of April 25, 2007 (the “Indenture”), and an Action of Authorized Pricing Officers dated March 24, 2008. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), by Post-Effective Amendment No. 1 to a Registration Statement on Form S-3ASR (Registration No. 333-140732) which became effective December 10, 2007. On March 25, 2008, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated December 10, 2007, and Prospectus Supplement, dated March 24, 2008, pertaining to the offering and sale of the Notes.

The form of the 2015 Notes and the form of the 2038 Note are filed as Exhibits 4.2 and 4.3, respectively, to this Report, and are incorporated by reference in this Report.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibits are filed as a part of this Report.

Exhibit No.	Description
1.1
Underwriting Agreement, dated March 24, 2008, among CSX Corporation and Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein.

4.1	Action of Authorized Pricing Officers of CSX Corporation dated March 24, 2008.
4.2	Form of 2015 Notes.
4.3	Form of 2038 Note.
5.1	Opinion of Cravath, Swaine & Moore LLP as to the validity of the Notes.
12.1	Calculation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Cravath, Swaine & Moore LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date: March 27, 2008	By:	/s/ Carolyn T. Sizemore
Carolyn T. Sizemore
Vice President and Controller